Bottomline Technologies Reports Fourth Quarter Results

Strong Fourth Quarter Results Complete Record Year

PORTSMOUTH, N.H. – August 5, 2009 – Bottomline Technologies (NASDAQ: EPAY), a leading provider of collaborative payment, invoice and document automation solutions, today reported financial results for the fourth quarter and fiscal year ended June 30, 2009.

Revenues for the fourth quarter were $34.9 million, an increase of $1.6 million from the third quarter.  Revenues for the fourth quarter were impacted by $3.1 million on a year over year basis as a result of lower foreign exchange rates.  Year over year revenue growth was 6% in the fourth quarter and 14% for the full fiscal year on a consistent currency basis.

Gross margin for the fourth quarter was $19.8 million, an increase of $1.0 million from the prior quarter.  Net loss for the fourth quarter was $3.6 million, or net loss per share of $0.15.

Core net income for the fourth quarter was $5.3 million after excluding acquisition-related expenses of $4.1 million and equity-based compensation and restructuring expenses of $4.7 million.  Core net income was more than double the $2.6 million reported in the fourth quarter of last year.  Core earnings per share was $0.22 as compared with $0.11 last year and $0.15 in the prior quarter.

Cash flow from operations exceeded $6.5 million for the fourth quarter and $24.0 million for the year.  Cash and cash equivalents were $50.3 million as of June 30, 2009.

“We had a very strong fourth quarter in terms of both reported financial results and strategic advancement,” said Rob Eberle, President and CEO of Bottomline Technologies.  “I am pleased to report we have doubled our core net income from a year ago, grown our core operating margin from 7% to 15% and generated strong cash from operations.  At the same time, we have increased backlog, grown our pipeline and secured new strategic relationships.  We are well positioned to execute on our targeted market opportunities and look forward to successful results in the year ahead.”

Revenues for the fiscal year ended June 30, 2009 increased $6.8 million to $138.0 million as compared with $131.2 million last year.  Revenues for the year were impacted by $11.0 million on a year over year basis as a result of lower foreign exchange rates.  Year over year revenue growth for the year on a consistent currency basis was 14%.  Net loss for the fiscal year ended June 30, 2009 was $12.3 million, or net loss per share of $0.51.  Core net income for the fiscal year ended June 30, 2009 was $14.9 million, or core earnings per share of $0.62, after excluding acquisition-related expenses of $16.1 million and equity-based compensation and restructuring expenses of $11.0 million.

Fourth Quarter Customer Highlights

•	Signed a multi-year contract for Legal eXchange™, Bottomline’s Software as a Service solution for legal spend management, with one of the nation’s Top 20 property & casualty insurers.

•
Welcomed significant new customers such as Canon USA, Chemical Financial Corporation, Kip McGrath Education Centres, Medavie Blue Cross, Metropolitan Pier and Exposition Authority, Michelin, Michigan State University, Royal Caribbean Cruises, Sabrix and Seahawk Drilling, which selected Bottomline solutions to increase the efficiency, security and visibility of financial transaction processes.

•	Strengthened existing relationship with Raymond James Financial, which increased their investment in Bottomline’s WebSeries® Global Cash Management platform to support new cash management initiatives.

•
Expanded existing deployments of Bottomline’s solutions for payment, invoice and document process automation with customers such as Aviva, Deutsche Bank, Dun & Bradstreet, EDF Energy, Illinois Secretary of State, Raytheon, Stryker Biotech, Warner Music UK, Washington Corporations, Zimmer, 20th Century Fox Film Corporation, and one of the nation’s largest publicly traded multifamily companies.

•
Continued to broaden awareness for Bottomline’s capabilities and expertise within the Microsoft Dynamics® AX user community with new orders from organizations such DuBois Chemicals, Insulet Corporation, Iroko Pharmaceuticals and ZCL Composites.

•
Further supported the need to transition away from paper-driven processes within the healthcare vertical through expanded implementations of Bottomline solutions among hospitals and healthcare providers such as Halifax Regional Hospital, Heritage Valley Health System, Lourdes Health Network and Montefiore Medical Center.

Fourth Quarter Strategic Corporate Highlights

•
Launched the ‘Think Green’ awards, a program designed to showcase Bottomline customers that are helping to reduce the environmental impact of paper-based processes through the use of Bottomline’s software solutions.

•
Identified by research advisory firm Celent as a ‘payments powerhouse’ as part of a recent evaluation of online cash management solutions. This latest accolade from industry analysts covering financial services technology follows Aite Group’s awarding of a best-in-class ranking to Bottomline for its global cash management capabilities.

•
Introduced expanded capabilities for Legal eXchange, providing corporate legal and insurance claims departments with advanced litigation management functionality for greater collaboration, efficiency and control of legal spend.

•
Named, for the third year in a row, as a top technology provider serving the insurance industry. As part of the 2009 Insurer’s Choice, Bottomline was recognized for demonstrating extensive expertise on the intersection of technology and strategic business objectives, as well as a preferred vendor for helping to develop and enhance insurance products and services.

Bottomline has presented supplemental non-GAAP financial measures and statements as part of this earnings release.  Core net income is a non-GAAP financial measure.  The non-GAAP financial measures and statements exclude certain items, specifically amortization of intangible assets, equity-based compensation, acquisition-related expenses, and restructuring related costs.  The presentation of this non-GAAP financial information should not be considered in isolation from, or as a substitute for, the financial results presented in accordance with GAAP. Bottomline believes that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same non-GAAP financial measures and statements internally to assess the ongoing performance of the company.  Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. A reconciliation of the GAAP results to the non-GAAP results for the three month periods and fiscal years ended June 30, 2009 and 2008 is as follows:

	Three Months Ended June 30,		Fiscal Years Ended June 30,
	(in thousands)		(in thousands)
	2009	2008	2009	2008
GAAP net loss	$(3,600)	$(3,439)	$(12,288)	$(5,261)
Amortization of intangible assets	3,590	3,440	15,563	11,399
Equity-based compensation	3,201	2,400	9,498	8,803
Acquisition-related expenses	545	175	581	269
Restructuring costs	1,548	-	1,548	-
Core net income	$5,284	$2,576	$14,902	$15,210

For purposes of “consistent currency basis” presentation, Bottomline has applied a conversion rate of 1.97 USD to 1.00 GBP and 0.94 USD to 1.00 AUD.

About Bottomline Technologies
Bottomline Technologies (NASDAQ: EPAY) provides collaborative payment, invoice and document automation solutions to corporations, financial institutions and banks around the world. The company’s solutions are used to streamline, automate and manage processes involving payments, global cash management, transactional documents and invoice approval. Organizations trust these solutions to meet their needs for cost reduction, competitive differentiation and optimization of working capital. Headquartered in the United States, Bottomline also maintains offices in Europe and Asia-Pacific. For more information, visit www.bottomline.com.

Bottomline Technologies, WebSeries, Legal eXchange and the BT logo are trademarks of Bottomline Technologies (de), Inc. which may be registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

Cautionary Language
This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' financial results, refer to the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, December 31, 2008 and March 31, 2009 and the Company’s Annual Report on Form 10-K for the year ended June 30, 2008, on file with the SEC. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Media Contact:
Kevin Donovan
Bottomline Technologies
603-501-5240
kdonovan@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	June 30,
	2009	2008
Revenues:
Software licenses	$2,869	$4,043
Subscriptions and transactions	7,728	8,286
Service and maintenance	21,946	20,320
Equipment and supplies	2,340	3,366
Total revenues	34,883	36,015

Cost of revenues:
Software licenses	225	282
Subscriptions and transactions	3,578	4,065
Service and maintenance (1)	9,471	9,685
Equipment and supplies	1,774	2,528
Total cost of revenues	15,048	16,560

Gross profit	19,835	19,455

Operating expenses:
Sales and marketing (1)	8,281	8,962
Product development and engineering (1)	4,694	4,909
General and administrative (1)	6,779	5,496
Amortization of intangible assets	3,590	3,440
Total operating expenses	23,344	22,807
Loss from operations	(3,509)	(3,352)
Other (expense) income, net	(265)	292
Loss before income taxes	(3,774)	(3,060)
(Benefit) provision for income taxes	(174)	379
Net loss	$(3,600)	$(3,439)
Basic and diluted net loss per share	$(0.15)	$(0.14)
Shares used in computing basic and diluted net loss per share:	24,212	23,884

Core net income (excludes amortization of intangible assets, acquisition-related expenses, restructuring costs and stock compensation expense):(2)
Net income	$5,284	$2,576
Diluted net income per share (3)	$0.22	$0.11

(1) Stock-based compensation is allocated as follows:
Cost of revenues: service and maintenance	$309	$248
Sales and marketing	617	744
Product development and engineering	154	188
General and administrative	2,121	1,220
	$3,201	$2,400
(2) Core net income excludes charges for amortization of intangible assets of $3,590 and $3,440, acquisition-related expenses of $545 and $175, restructuring costs of $1,548 and zero and stock compensation expense of $3,201 and $2,400, for the three months ended June 30, 2009 and 2008, respectively.

(3) Shares used in computing diluted core net income per share were 24,237 and 24,172 for the three months ended June 30, 2009 and 2008, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Fiscal Years Ended
	June 30,
	2009	2008
Revenues:
Software licenses	$13,309	$13,949
Subscriptions and transactions	31,196	29,693
Service and maintenance	84,220	74,446
Equipment and supplies	9,289	13,153
Total revenues	138,014	131,241

Cost of revenues:
Software licenses	821	880
Subscriptions and transactions	15,045	15,789
Service and maintenance (1)	38,100	33,189
Equipment and supplies	6,875	9,551
Total cost of revenues	60,841	59,409

Gross profit	77,173	71,832

Operating expenses:
Sales and marketing (1)	32,517	31,739
Product development and engineering (1)	20,096	17,376
General and administrative (1)	20,915	19,197
Amortization of intangible assets	15,563	11,399
Total operating expenses	89,091	79,711
Loss from operations	(11,918)	(7,879)
Other income, net	443	3,082
Loss before income taxes	(11,475)	(4,797)
Provision for income taxes	813	464
Net loss	$(12,288)	$(5,261)
Basic and diluted net loss per share	$(0.51)	$(0.22)
Shares used in computing basic and diluted net loss per share:	24,044	23,825

Core net income (excludes amortization of intangible assets, acquisition-related expenses, restructuring costs and stock compensation expense):(2)
Net income	$14,902	$15,210
Diluted net income per share (3)	$0.62	$0.63

(1) Stock-based compensation is allocated as follows:
Cost of revenues: service and maintenance	$1,105	$987
Sales and marketing	2,489	2,841
Product development and engineering	718	780
General and administrative	5,186	4,195
	$9,498	$8,803
(2) Core net income excludes charges for amortization of intangible assets of $15,563 and $11,399, acquisition-related expenses of $581 and $269, restructuring costs of $1,548 and zero, and stock compensation expense of $9,498 and $8,803, for the fiscal year ended June 30, 2009 and 2008, respectively.

(3) Shares used in computing diluted core net income per share were 24,181 and 24,294 for the fiscal year ended June 30, 2009 and 2008, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	June 30,
	2009	2008

Assets
Current assets:
Cash, cash equivalents and short-term investments	$50,303	$35,373
Accounts receivable	23,118	28,747
Other current assets	5,531	6,157
Total current assets	78,952	70,277
Property and equipment, net	10,106	11,840
Intangible assets, net	89,589	115,414
Other assets	4,504	1,235
Total assets	$183,151	$198,766

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,955	$8,856
Accrued expenses	9,290	10,997
Deferred revenue	33,029	30,621
Total current liabilities	48,274	50,474
Deferred revenue, non-current	10,213	3,856
Deferred income taxes	2,263	4,179
Other liabilities	1,852	1,992
Total liabilities	62,602	60,501

Stockholders' equity
Common stock	27	26
Additional paid-in-capital	287,082	277,660
Accumulated other comprehensive (loss) income	(4,920)	7,766
Treasury stock	(24,360)	(22,195)
Accumulated deficit	(137,280)	(124,992)
Total stockholders' equity	120,549	138,265
Total liabilities and stockholders' equity	$183,151	$198,766

Non-GAAP Financial Statements

Bottomline has presented supplemental non-GAAP statements of operations as part of this earnings release. Core income, which excludes certain items, specifically amortization of intangible assets, stock-based compensation, acquisition-related expenses, and restructuring costs is a non-GAAP financial measure.  The presentation of this information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP. Bottomline believes this supplemental presentation is useful to investors because it provides an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same financial statements internally to assess the ongoing performance of the company. Since this information is not in accordance with GAAP, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.  All amounts are in thousands, except per share amounts.

	Non-GAAP
	Three Months Ended
	June 30,
	2009	2008
Revenues:
Software licenses	$2,869	$4,043
Subscriptions and transactions	7,728	8,286
Service and maintenance	21,946	20,320
Equipment and supplies	2,340	3,366
Total revenues	34,883	36,015

Cost of revenues:
Software licenses	225	282
Subscriptions and transactions	3,475	4,065
Service and maintenance	8,893	9,434
Equipment and supplies	1,774	2,528
Total cost of revenues	14,367	16,309

Gross profit	20,516	19,706

Operating expenses:
Sales and marketing	7,344	8,184
Product development and engineering	4,351	4,717
General and administrative	3,446	4,142
Total operating expenses	15,141	17,043
Core income from operations	5,375	2,663
Other (expense) income, net	(265)	292
Core income before income taxes	5,110	2,955
(Benefit) provision for income taxes	(174)	379
Core net income	$5,284	$2,576
Diluted core net income per share	$0.22	$0.11

	Non-GAAP
	Fiscal Years Ended
	June 30,
	2009	2008
Revenues:
Software licenses	$13,309	$13,949
Subscriptions and transactions	31,196	29,693
Service and maintenance	84,220	74,446
Equipment and supplies	9,289	13,153
Total revenues	138,014	131,241

Cost of revenues:
Software licenses	821	880
Subscriptions and transactions	14,942	15,786
Service and maintenance	36,724	32,180
Equipment and supplies	6,875	9,551
Total cost of revenues	59,362	58,397

Gross profit	78,652	72,844

Operating expenses:
Sales and marketing	29,709	28,832
Product development and engineering	19,189	16,581
General and administrative	14,482	14,839
Total operating expenses	63,380	60,252
Core income from operations	15,272	12,592
Other income, net	443	3,082
Core income before income taxes	15,715	15,674
Provision for income taxes	813	464
Core net income	$14,902	$15,210
Diluted core net income per share	$0.62	$0.63